EXECUTION VERSION

SECOND AMENDMENT TO
ORIGINATOR PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO ORIGINATOR PURCHASE AGREEMENT, dated as of May 17, 2012 (this “Amendment”), is entered into by and among DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Purchaser and the Servicer, DST MARKET SERVICES, LLC (f/k/a Wall Street Advisor Services, LLC, successor-by-merger to DST TASS, LLC) (“DSTMS”) and each of the parties named on Exhibit II hereto (each, a “Remaining Seller” and collectively, the “Remaining Sellers” and the Remaining Sellers together with DSTMS, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Sellers and DST Systems have entered into that certain Originator Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Agreement”);

WHEREAS, DST Stock Transfer, Inc. (“DSTST”, and together with DSTMS, the “Exiting Sellers”) was dissolved on December 31, 2011;

WHEREAS, the Sellers and DST Systems desire to amend the Agreement to remove each of the Exiting Sellers as a seller and party thereto; and

WHEREAS, the Sellers and DST Systems desire to amend the Agreement in certain other respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.   Release of Exiting Sellers. Effective as of the Effective Date, (a) all references to the Exiting Sellers, DST Stock Transfer, Inc. and DST TASS, LLC in the Agreement shall be deemed stricken and of no further force or effect, (b) each of the Exiting Sellers shall cease to be a party to the Agreement and (c) the Exiting Sellers shall have no further rights, duties, obligations or liabilities under the Agreement, other than rights, duties, liabilities or obligations accruing prior to the Effective Date; provided, however, that that rights and remedies with respect to any breach of any representation and warranty made by the Exiting Sellers pursuant to Article IV of the Agreement and the provisions of Article VIII and Sections 9.04, 9.05 and 9.06 of the Agreement shall be continuing and shall survive after the Effective Date with respect to the Exiting Sellers. Effective as of the Effective Date, each of DSTMS and DST Systems hereby authorizes the Agent to file any UCC financing statement amendments necessary to terminate any UCC financing statement naming either of the Exiting Sellers as debtor filed in connection with the Agreement or the other Transaction Documents.

SECTION 2.   Schedules and Exhibits. Each of Schedule I (List of Sellers), Exhibit C (Addresses) and Exhibit D (Seller UCC Information) to the Agreement is hereby deleted and replaced in its entirety with Schedule I (List of Sellers), Exhibit C (Addresses) and Exhibit D (Seller UCC Information), attached hereto, respectively, to reflect the removal of the Exiting Sellers as Sellers.

SECTION 3.   Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) the Seventh Amendment to Receivables Purchase Agreement, dated as of the date hereof, shall have been executed and delivered by a duly authorized officer of each party thereto.

SECTION 4.   Reference to and Effect on the Agreement and the Related Documents. On the Effective Date (a) each of the Remaining Sellers hereby reaffirms all covenants, representations and warranties made by it in the Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment, (b) each reference in the Agreement to “Seller” or “Sellers” or words of like import shall be a reference to the Remaining Sellers and (c) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 5.   Miscellaneous.

(a)          Effect on Existing Agreement. Except as specifically amended hereby, the Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.

(b)          No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(c)          Fees and Expenses. The Sellers and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and the Investor in connection with the preparation, execution and enforcement of this Amendment.

(d)          Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

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(f)          Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(g)          Amendments. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(h)          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLERS:	DST OUTPUT, LLC
DST OUTPUT CENTRAL, LLC
DST OUTPUT EAST, LLC
DST OUTPUT WEST, LLC
DST TECHNOLOGIES, INC.,
DST MAILING SERVICES, INC.
DST OUTPUT ELECTRONIC SOLUTIONS, INC.
DST WORLDWIDE SERVICES, LLC
DST RETIREMENT SOLUTIONS, LLC
ARGUS HEALTH SYSTEMS, INC.
DST DIRECT, LLC
DST HEALTH SOLUTIONS, LLC
DST GLOBAL SOLUTIONS NORTH AMERICA, LLC
ISPACE SOFTWARE TECHNOLOGIES, INC.
DST BROKERAGE SOLUTIONS, LLC
FINIX PROFESSIONAL SERVICES, LLC
CONVERGE SYSTEMS, LLC
NEWKIRK PRODUCTS, INC.
LTM PUBLISHING, INC.
MCKAY HOCHMAN CO., INC.
THIRD PARTY EDUCATIONAL SYSTEMS, INC.
CFG OUTPUT LLC
DST HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST MARKET SERVICES, LLC (f/k/a Wall Street Advisor Services, LLC, successor-by-merger to DST TASS, LLC)

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and Assistant Treasurer

[Signatures continue]

[Signature Page to Second Amendment to OPA- DST Systems]

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and
Chief Accounting Officer

PURCHASER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Second Amendment to OPA - DST Systems]

Acknowledged and consented to by:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

[End of signatures]

[Signature Page to Second Amendment to OPA - DST Systems]

EXHIBIT I

List of Remaining Sellers:

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, LLC

DST Global Solutions North America, LLC

iSpace Software Technologies, Inc.

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Exhibit I

SCHEDULE I
LIST OF SELLERS

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, LLC

DST Global Solutions North America, LLC

iSpace Software Technologies, Inc.

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Schedule I

EXHIBIT C

ADDRESSES

SELLERS:

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

CFG Output LLC

333 West 11th Street, 5th Floor

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

Argus Health Systems, Inc.

1300 Washington Street

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Direct, LLC

601 Monroe Street

Jefferson City, MO 65101

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Health Solutions, LLC

DST Healthcare Holdings, Inc.

2400 Thea Drive

Harrisburg, PA 17110

Attention: Gregg Wm. Givens

Facsimile No. 717-703-6190

DST Global Solutions North America, LLC

27 Melcher Street
Boston, MA 02210

Attention: Gregg Wm. Givens

Facsimile No. 617-482-8878

Exhibit C-1

iSpace Software Technologies, Inc. 2400 Thea Drive Harrisburg, PA 17110 Attention: Gregg Wm. Givens Facsimile No. 717-703-6190

Newkirk Products, Inc.

15 Corporate Circle
Albany, NY 12203

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

LTM Publishing, Inc.

15 Corporate Circle
Albany, NY 12203

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

McKay Hochman Co., Inc.

10 Park Place
Butler, NJ 07405

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

Third Party Educational Systems, Inc.

43 Main Street, SE

Minneapolis, MN 55414
Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

PURCHASER:	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630

Exhibit C-2

EXHIBIT D

SELLER UCC INFORMATION

Name:	DST Output, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output Central, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output East, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Output East, Inc.

D/B/A Names: None

Name:	DST Output West, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

Exhibit D-1

D/B/A Names: None

Name:	DST Technologies, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST Global Solutions North America Ltd.

D/B/A Names: None

Name:	DST Mailing Services, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Postal Services, Inc., Global Mailing Services, Inc.
D/B/A Names: None

Name:	DST Output Electronic Solutions, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST CDS, Inc., Corporate Documents Systems, Inc. and DST Electronic Output Solutions, Inc.

D/B/A Names: None

Name:	DST Worldwide Services, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST WorldWide Services, LLC

Exhibit D-2

D/B/A Names: None

Name:	DST Retirement Solutions, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Argus Health Systems, Inc.

Address:	1300 Washington Street

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Direct, LLC

Address:	601 Monroe Street

Jefferson City, MO 65101

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: None

D/B/A Names: None

Name:	DST Health Solutions, LLC

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: Synertech Health System Solutions, LLC, DST Health Solutions Systems, LLC and DST Health Solutions Services, LLC

D/B/A Names: None

Name:	DST Global Solutions North America, LLC
Address:	27 Melcher Street

Exhibit D-3

Boston, MA 02210

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DSTi Mosiki, LLC

D/B/A Names: None

Name:	iSpace Software Technologies, Inc.

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: California

UCC Filing Office: Secretary of State of California

Prior Names: None

D/B/A Names: None

Name:	DST Brokerage Solutions, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Finix Professional Services, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Converge Systems, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

Exhibit D-4

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Newkirk Products, Inc.

Address:	15 Corporate Circle

Albany, NY 12203

Jurisdiction of Organization: New York
UCC Filing Office: Secretary of State of New York

Prior Names: None
D/B/A Names: None

Name:	LTM Publishing, Inc.

Address:	15 Corporate Circle

Albany, NY 12203

Jurisdiction of Organization: New York
UCC Filing Office: Secretary of State of New York

Prior Names: None
D/B/A Names: None

Name:	McKay Hochman Co., Inc.

Address:	10 Park Place

Butler, NJ 07405

Jurisdiction of Organization: New York
UCC Filing Office: Secretary of State of New York

Prior Names: None
D/B/A Names: None

Name:	Third Party Educational Systems, Inc.

Address:	43 Main Street, SE

Minneapolis, MN 55414

Jurisdiction of Organization: Minnesota
UCC Filing Office: Secretary of State of Minnesota

Prior Names: None

Exhibit D-5

D/B/A Names: MasteryPoint Financial Technologies

Name:	CFG Output LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Output Fulfillment Group, LLC

D/B/A Names: None

Name:	DST Healthcare Holdings, Inc.

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Health Solutions Holdings, Inc.

D/B/A Names: None

Exhibit D-6